Corporate Presentation October 2024 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated discovery, preclinical and clinical development activities for Prelude’s product candidates, the potential safety, efficacy, benefits and addressable market for Prelude’s product candidates, the expected timeline for clinical trial results for Prelude’s product candidates including its SMARCA2 degrader molecules. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023.

We are on a mission to extend the promise of precision medicine to every cancer patient in need Select the best modality to precisely target oncogenic mechanisms Strive for first- or best-in-class and anchor to patient unmet need Draw on decades of experience and proven leadership to drive innovation

Kris Vaddi, PhD Chief Executive Officer Jane Huang M.D. President and Chief Medical Officer Andrew Combs, PhD Chief Chemistry Officer Sean Brusky, MBA Chief Business Officer Peggy Scherle, PhD Chief Scientific Officer Bryant Lim, J.D. Chief Legal Officer, Corporate Secretary and Interim CFO Experienced Leadership Team With Proven Track Records in Precision Oncology

Prelude's Evolution

2016 – 2022	2022 – 2025	2025+
Establish Leading Precision Oncology Discovery Engine	**Expand Development Capabilities, *Strategic Focus on SMARCA***	**Advance to Registrational Trials, Demonstrate Value**
• Assembled team to create a highly productive discovery engine • Delivered initial wave of first- or potentially best-in-class clinical development candidates: – PRMT5i, MCL1i, CDK9i, CDK4/6i, SMARCA2 degraders	• Advancing clinical programs including IV SMARCA2 degrader (PRT3789), oral SMARCA2 degrader (PRT7732) and CDK9 inhibitor (PRT2527) towards PoC • Developing SMARCA as 'Pipeline in Program' with IV, Oral and 'Precision ADC' Approaches	• Continue to grow R&D team while adding key capabilities for future growth • Expand global clinical development footprint and capabilities • Advance lead clinical development candidates to registrational trials

Strategic Priorities

2016 – 2022	2022 – 2025	2025+
• **~1 new IND every 12-18 months** • **Successfully advance programs into early clinical development**	• **Continue to build SMARCA leadership** • **Generate proof-of-concept data** • **Prepare for global registrational trials**	• **Advance SMARCA "Pipeline in a Program"** • **Explore collaborations to accelerate trials and global capabilities**

Prelude THERAPEUTICS 5

Prelude's Precision Medicine Pipeline & Discovery Engine

PROGRAM	POTENTIAL INDICATIONS	DISCOVERY	PHASE 1	PHASE 2/3	UPCOMING MILESTONES
Lead SMARCA2 Degrader (IV)	SMARCA4-mutated NSCLC & other cancers	PRT3789 (Discovery → Phase 1)			Dose Confirmation by YE2024; Phase 2 Pembrolizumab Combo Trial Start in Q4 2024
Oral SMARCA2 Degrader	SMARCA4-mutated NSCLC & other cancers	PRT7732 (Discovery → Phase 1)			Phase I Trial Initiated
SMARCA2/4 Precision ADCs*	Broad range of cancers (heme & solid tumors)	Discovery			First Pre-clinical PoC Data Presented at ENA; Additional Data in 2025
Next-Gen CDK9 Selective Inhibitor	Myeloid and Lymphoid malignancies	PRT2527 (Discovery → Phase 1)			Interim Phase 1 Data Anticipated in Q4 2024
Discovery Engine	Hard-to-treat cancers, "undruggable" targets, high unmet need	Discovery			Deliver a First- or Best-in-Class New Program Every 12-18 Months
Precision ADCs*	Broad range of cancers (heme & solid tumors)	Discovery			Advance Additional Novel Payload-Antibody Pairings

* Precision ADCs are the focus of our strategic collaboration with AbCellera

Prelude THERAPEUTICS

6

Developing an Industry Leading Portfolio of SMARCA-Targeted Precision Medicines SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732) Precision ADCs with SMARCA2/4 Degrader Payload

Patients with SMARCA4 mutations are not typically eligible for other targeted therapies  Currently treated with standard of care chemotherapy or chemo-immunotherapy Targeting SMARCA4-mutated Cancer By Selectively Degrading SMARCA2 Pancreatic: 3% NSCLC: 10% Esophageal: 8% Gastric: 8% Endometrial: 13% SCLC: 8% Urinary: 9% Colorectal: 6% Dagogo-Jack et al. Journal of Thoracic Oncology. 2020 Foundation Medicine Dataset SMARCA4 (BRG1) mutations occur in approximately 5% of all cancers Mutations in the chromatin remodeling complex drive cancer growth and resistance Cancer cells with deleterious SMARCA4 mutations become highly dependent on SMARCA2 for survival Selectively degrading SMARCA2 induces "synthetic lethality" in SMARCA4-deficient cancers

Outcomes for Patients with SMARCA4-*mutated* NSCLC are Poor with Current Standard of Care

Patients treated with first-line chemoimmunotherapy



N Median PFS, months (95% CI)
SMARCA4WT 593 6.1 (5.5-7.1)
SMARCA4MUT 114 2.7 (2.0-4.8)
HR: 1.62 [95% CI: 1.30-2.02]
P<0.001
Progression-free survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0 3 6 9 12 15 18 21 24
Months
Number at risk
593 408 280 199 160 121 97 75 59
114 52 26 21 16 13 13 10 7



Objective response rate (%)
50%
40%
30%
20%
10%
0%
39.1%
21.9%
SMARCA4WT
SMARCA4MUT
N 593 114

Median progression free survival for first-line SMARCA4-mutated NSCLC treated with chemoimmunotherapy is 2.7 months and response rates approximately 22%

There is even greater unmet need in second-line and beyond

Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. PMID: 36775193.

9

PRT3789: A Highly Potent SMARCA2 Degrader with >1000-fold Selectivity Over SMARCA4 Hulse et al. Cancer Res. (2022); 82 (12_Suppl) :3263. AACR 2022 Poster (http://www.preludetx.com/science/publications) Highly selective for SMARCA2 vs SMARCA4 (>1000 fold) and selective across the proteome Preclinical Assay PRT3789 SMARCA2 Degradation (nM) 0.73 Selectivity: Cell Proliferation (SMARCA4 / SMARCA2) >1000 fold Sub-nanomolar SMARCA2 degradation potency in cell lines Anti-tumor activity, including regressions, in SMARCA4 mutant models in vivo  PRT3789 Tumor Regression PRT3789 Vehicle Days of Dosing

PRT7732: First-in-Class, Highly Selective Oral SMARCA2 Degrader – *Phase I Trial Initiated*

Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold

Patient Population

SMARCA4-*mutated* Solid Tumors

Dose Finding/Expansion

PRT7732 Monotherapy → **Backfill Cohorts to Confirm Biologically Active Dose and Inform Registration Path**

Goal: Establish Initial Proof-of-Concept and Confirm Biologically Active Dose as Monotherapy

ClinicalTrials.gov Identifier: NCT06560645

Sub-nanomolar SMARCA2 degradation potency in cell lines

Very high selectivity for SMARCA2 over SMARCA4

Good oral bioavailability observed across species supports projected once-daily human dose

11

Interim Update from PRT3789-01 Presented at Plenary Session of the 2024 ENA Symposium Additional clinical activity observed in NSCLC patients with Class I mutations treated with PRT3789 monotherapy at doses ≥ 283 mg First look at safety and PK data from PRT3789 + docetaxel in combination demonstrate acceptable safety profile, with no dose limiting toxicities to date 2024 Triple Meeting Update ClinicalTrials.gov Identifier: NCT05639751 Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

PRT3789-01: Study Schema and Enrollment Study is enrolling patients with evaluable disease, any solid tumors, and any type of SMARCA4 mutation Dose escalation is on-going, now at cohort 10 (665 mg) Data presented includes additional follow-up on 65 patients treated in escalating doses from 24 to 376 mg, including backfills enriched for NSCLC with Class 1 (LOF) mutations 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

65 patients with additional follow-up included in the analysis were treated and safety evaluable at time of data cutoff The primary tumor type, as characterized by investigators, was NSCLC (n = 30) along with other solid tumors 34 patients had Class 1 (loss of function) mutations and an additional 7 patients had loss of SMARCA4 protein by IHC PRT3789-01: Demographics and Disease Characteristics, PRT3789 Monotherapy VUS, variant of uncertain significance; IHC, immunohistochemistry. 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024 Characteristics Patients (N=65) Age (years) Median 62 Sex, n (%)  Male 36 (55.5)  Female 29 (44.6) Prior lines of systemic anti-cancer therapy, n Median (min, max) 3 (1, 10) Tumor type, n (%) Non-small cell lung cancer 30 (46.2) Pancreatic cancer 6 (9.2) Breast cancer 4 (6.2) Gastric cancer/small intestine cancer 3 (4.6) Thoracic undifferentiated 3 (4.6) Cholangiocarcinoma 2 (3.1) Colorectal cancer 2 (3.1) Esophageal cancer 2 (3.1) Other 13 (20.0) Type of SMARCA4 mutation, n (%) Class 1 (loss of function) 34 (52.3) Class 2 (missense, VUS) 24 (36.9) Loss of SMARCA4 protein (BRG1) by IHC 7 (10.8) Note: For the ENA analysis, 4 patients previously listed as NSCLC were reclassified as “thoracic undifferentiated” or “other”. Patients with at least 7 weeks of follow-up are included.

PRT3789-01: Summary of Adverse Events PRT3789 was generally well tolerated at doses studied with no treatment related SAEs or dose-limiting toxicities reported Of all Treatment Emergent Adverse Events (TEAEs) of any grade, nausea, fatigue, anemia and decreased appetite had the highest incidence 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

PRT3789-01: Phase 1 Interim PK Findings Preliminary PK data are available from 24 mg to 376 mg General trend of increases in exposure (Cmax, AUC) with higher doses was observed At the 376 mg dose level, mean concentrations were above SMARCA2 plasma DC50 (21 nM) for approximately 8 hours As expected with a potent degrader, the observed pharmacodynamic effect was more prolonged than pharmacokinetic half-life 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

At dose levels up to 160 mg, degradation of SMARCA2 was observed in PBMCs at early time points, but recovered or was above baseline by the end of the dosing interval (7 days) At dose levels 212 – 376 mg, greater consistency, dose dependency, and sustained degradation of SMARCA2 were observed throughout the treatment cycle Note: LLQ (Lower Limit of Quantification) values were used for any value BLQ (Below Limit of Quantification). Source: Data on file. PBMC, peripheral blood mononuclear cells. PRT3789-01: SMARCA2 Protein Levels in PBMCs At Dose Levels 212 – 376 mg At Dose Levels 24 – 160 mg

PD Correlates with Efficacy in Preclinical Models

SMARCA2 Levels over Time After a Single IV Dose of PRT3789



Tumor
PBMC
SMARCA2 protein (%)
125
100
75
50
25
0
0
1
2
3
4
5
6
7
8
Post dose (day)

Tumor levels from mouse xenograft model and PBMC levels from normal rat after single doses that provide equivalent and efficacious exposure

PD AUC/Efficacy Correlation



SMARCA2 Tumor PD AUC (Normalized to vehicle animals)
120
100
80
60
40
20
0
10 mg/kg
25 mg/kg
50 mg/kg
75 mg/kg
100 mg/kg
In vivo Efficacy

50 mg/kg = 243 human dose equivalent
75 mg/kg = 365 mg human dose equivalent
100 mg/kg = 487 mg human dose equivalent

In preclinical models, correlation was observed between PBMC and tumor SMARCA2 degradation levels at efficacious doses

Increasing doses resulted in increased reduction in SMARCA2 PD AUC in tumors and were associated with higher efficacy

AUC, area under curve; PBMC, peripheral blood mononuclear cells.
Source: Wang et. al. ENA 2023 Poster (http://www.preludetx.com/science/publications); Data on file

PRT3789-01: Phase 1 Interim Clinical Activity Of the 29 patients with NSCLC or esophageal cancer evaluable for efficacy at time of data cutoff, 8 experienced tumor shrinkage RECIST confirmed partial responses (PRs) were observed in 4 patients (2 esophageal, 2 NSCLC) The two NSCLC responders had Class I mutations and were treated at the 283 mg dose level Stable disease was observed in patients with both Class 1 and Class 2 SMARCA4 mutations 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

PRT3789-01: Phase 1 Interim Clinical Activity



ENA 2024
EORTC NCI AACR
36th Symposium
Duration of Treatment in Patients with NSCLC or Esophageal Cancer
Efficacy Evaluable Population
#
#
PRT3789 Dose
24
48
80
120
160
212
283
376
PR
SD
PD
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63
Duration of Treatment (Weeks)
Data cutoff: 23 September 2024.
NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease.
#Patients with esophageal cancer.
EORTC
NIH NATIONAL CANCER INSTITUTE
AACR American Association for Cancer Research

2024 Triple Meeting Update

As reported by Alessi *et al.*, the median PFS for first-line SMARCA4-*mutated* NSCLC treated with chemoimmunotherapy was 2.7 months [1]

Several patients had prolonged stable disease (SD) including a NSCLC patient who remains on treatment for more than a year

1 Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. PMID: 36775193.

Yap, T. *et al.*, ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024

Data cutoff: 23 September 2024

20

PRT3789-01: Response Rate By Dose Level

2024 Triple Meeting Update

ENA 2024
EORTC NCI AACR
36th Symposium

Response Rate in NSCLC or Esophageal Cancer, Efficacy Evaluable, With Class 1 Mutations

Patients With Class 1 *SMARCA4* Mutations

Response Rate	PRT3789 Doses <283 mg (n=17)	PRT3789 Doses ≥283 mg (n=9)	All Doses (n=26)
Objective response rate, n (%)	2 (11.8)	2 (22.2)	4 (15.4)
95% CI	1.5, 36.4	2.8, 60.0	4.4, 34.9
Best overall response, n (%)			
CR	0	0	0
PR	2 (11.8)	2 (22.2)	4 (15.4)
SD	2 (11.8)	3 (33.3)	5 (19.2)
PD	11 (64.7)	3 (33.3)	14 (53.8)
Symptomatic deterioration	2 (11.8)	1 (11.1)	3 (11.5)
Duration of follow-up[a] (weeks)			
Median	40	12	28.5
Min, max	22.0, 73.0	8.0, 23.0	8.0, 73.0

Esophageal NSCLC

Data cutoff: 23 September 2024.
CI, confidence interval; CR, complete response; NE, not evaluable; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease.
[a]Duration of follow-up defined as time from treatment start to data cutoff.

EORTC NIH NATIONAL CANCER INSTITUTE AACR American Association for Cancer Research

Note: Table includes all efficacy evaluable patients with NSCLC or esophageal cancer with Class 1 mutations, with or without a post-baseline scan

As reported by Alessi *et al.*, the objective response rate (ORR) for <u>first-line</u> SMARCA4-*mutated* NSCLC treated with chemoimmunotherapy was 21.9% [1]

At doses ≥ 283 mg, as monotherapy, an interim ORR of 22.2% was observed in NSCLC patients with Class I SMARCA4-mutations

1 Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. PMID: 36775193.

Yap, T. *et al.*, ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024

Data cutoff: 23 September 2024

21

PRT3789-01: Docetaxel Combination Study Schema At time of data cutoff, 11 patients treated at 120 mg (n=6) and 283 mg (n=5) were evaluable for preliminary safety and PK assessment Enrollment continues with no dose limiting toxicities observed to date and is now enrolling at 500 mg Backfill cohorts enriched for NSCLC and Class I LOF mutations are also enrolling 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

PRT3789-01: Preliminary Safety and Adverse Event Summary in Combination with Docetaxel In combination with docetaxel, PRT3789 was generally well tolerated at doses studied with no treatment related SAEs or dose-limiting toxicities reported Most frequent treatment emergent AEs of any grade included fatigue, neutropenia and diarrhea 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

PRT3789-01: Preliminary PK Assessment in Combination with Docetaxel At time of data cutoff, preliminary PK data was available from 6 patients in the 120 mg combination cohort PRT3789 PK in combination with docetaxel appears to be consistent with monotherapy at 120 mg Early signs of anti-tumor activity reported by investigators Additional data to be presented at a major medical meeting in 2025 2024 Triple Meeting Update Yap, T. et al., ENA (EORTC, NCI, AACR) 36th Symposium, October 24th 2024 Data cutoff: 23 September 2024

What's Next for PRT3789?

'3789 Monotherapy Dose Confirmation

- Currently enrolling patients in dose escalation cohort 10 (665 mg QW)
- Backfill cohorts continue to enroll
  - Enriching for NSCLC and esophageal cancer w/ Class I LOF mutations
- Expecting dose confirmation by YE24
- Additional information on clinical activity at higher doses to be presented in 2025

'3789 + Docetaxel

- Docetaxel combination cohorts continue to enroll
- Goal is to assess safety and clinical activity in combination
- Docetaxel is the chemotherapy most often used in 2L+ NSCLC
- Seeking to improve upon poor outcomes observed with current standard of care

'3789 + KEYTRUDA®

- Phase 2 pembrolizumab combination trial is initiated
- Subject of collaboration agreement with Merck
- Goal is to assess safety and clinical activity in combination

'3789 Program Priorities:

- Confirm biologically active dose as monotherapy
- Further characterize activity in Class 1 (LOF) vs. Class 2 patients at biologically active doses
- Share initial clinical activity data on combination with docetaxel in 2025

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

LOF = "Loss-of-function"; QW, once weekly; YE, year end; NSCLC, non-small cell lung cancer; 2L+, second-line and beyond.

Prelude THERAPEUTICS 25

Prelude's SMARCA2 Degrader Portfolio Addresses a Significant Unmet Need

Potential Addressable Patient Populations US and EU5 [1-5]

NSCLC

Up to 10% SMARCA4-*mutated* [5]

Setting	Population	SMARCA4-mutated
STAGE IV, 2L+ (R/R, Previously Treated)	~130,000 pts/year	Up to 13,000 SMARCA4-*mutated*
STAGE IV, First Line	~195,000 pts/year	Up to 19,500 SMARCA4-*mutated*
EARLIER STAGE (I-III) (Adjuvant / Neo-Adj.)	~235,000 pts/year	Up to 23,500 SMARCA4-*mutated*

EC/GEJ/GC

Up to ~8% SMARCA4-*mutated* [5]

Setting	Population	SMARCA4-mutated
Stage IV, Advanced Disease	Stage IV, 2L+ ~35,000 pts/year → Stage IV, 1L ~62,000 pts/year	Up to 7,500 SMARCA4-*mutated*

Relative diagnosed prevalence in Asia: 8-10X US / EU5 [1]

Pan-Tumor

SMARCA4 mutations occur in ~5% of all cancers [5]

Setting	SMARCA4-mutated
Other SMARCA4-*mutated* Cancers	TBD based on selected tumors [3,4]

US & EU5 only (2030 *proj.*): [1] GlobalData (SEER), Earlier Stage (I-III) includes incidence only, Stage IV includes drug-treated prevalence only, with progression from earlier stages; all three factor-out patients treated with targeted therapies for driver mutations; [2] Datamonitor 2023 Lung Cancer Report; [3] Cerner CancerMpact Tumor Type Reports 2024 [4] Schoenfeld et al. *Clin Cancer Res.* (2020); 26(21):5701-5708. [5] Dagogo-Jack et al. *J Thorac Oncol.* (2020); 15(5):766-776.; Analysis on File.

Prelude THERAPEUTICS

26

Expanding Our Portfolio of SMARCA-Targeted Precision Medicines Precision ADCs with SMARCA2/4 Degrader Payload Cancers highly sensitive to SMARCA dysregulation Independent of SMARCA4 mutation status Initial focus of Prelude/AbCellera collaboration SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732)

Together, Prelude and AbCellera Are Creating Novel, First-in-Class Precision ADCs High Unmet Need & Opportunity Potential for Optimized Payload Potential for Optimized Antibody Data presented describe the first preclinical proof-of-concept of a novel, highly potent SMARCA2/4 dual degrader as a “Precision Payload” conjugated to multiple antibodies Prelude’s SMARCA2/4 dual degraders have shown picomolar potency with potential for increased efficacy, selectivity and improved therapeutic index Precision ADCs have potential to expand the reach of SMARCA degrader technology to cancers without SMARCA4 mutations * Antibody target and tumor type(s) for initial candidates remain undisclosed at this time 2024 Triple Meeting Update

Identification of Selective SMARCA2/4 Dual Degraders with Potent Anti-Cancer Activity

A

Cellular Potency & Selectivity			
Payload	PRP 0004	PRP 0005	PRP 0006
SMARCA2 DC_{50} (nM)	0.37	0.26	0.04
SMARCA4 DC_{50} (nM)	2.72	1.18	0.09
Fold Selectivity SMARCA4/SMARCA2	7	5	2

B



SMARCA 2
SMARCA 4
PBRM1
-Log (P-value)
5
4
3
2
1
0
-4
-2
0
2
4
Log2 (FC PRP0004 vs DMSO)

C



PRP0004 Log10 (GI50)
2
1
0
-1
-2
-3
-4
Prostate
TNBC
ER+/HER2+ BC
Lung
Colorectal
Liver
Ovarian
Gastric
Bladder
Pancreas
Lymphoma
AML
MM
Cancer Types

(A) SMARCA2/4 degradation potency of 3 payloads in a HeLa HiBiT cell-based assay. (B) Global proteomics analysis following treatment of LNCaP human prostate cancer cells with 25 nM PRP0004 for 1h. (C) GI_{50} of a panel of cancer cell lines treated with PRP0004, assessed by CellTiter-Glo® assay.

Carter J.,. *et al.*, 2024 EORTC, NCI, AACR Symposium Poster (http://www.preludetx.com/science/publications)

2024 Triple Meeting Update

Prelude has optimized several highly potent and selective SMARCA2/4 dual degraders for use as novel payloads in degrader antibody conjugates (DACs)

PRP0004 is a potent SMARCA2/4 dual degrader that is highly selective for SMARCA2 and SMARCA4 across the proteome

PRP0004 robustly inhibits cancer growth and induces cell death across a range of cancer cell lines tested

29

Conjugation of Clinically-Validated Antibodies to SMARCA2/4 Degrader Payloads Drives Antigen-Dependent Internalization and Target Engagement Conjugation of PRP0004 to clinically-validated antibodies including PSMA, CEACAM5, C-MET, TROP2, and CD33 These DACs demonstrated potent and antigen-selective internalization and target engagement across multiple cancer types Prostate cancer was amongst the most sensitive cell lines to SMARCA2/4 degradation rationalizing the use of PSMA-targeting antibodies for further proof-of-concept studies 2024 Triple Meeting Update Carter J.,. et al., 2024 EORTC, NCI, AACR Symposium Poster (http://www.preludetx.com/science/publications)

Anti-PSMA SMARCA2/4 DAC Demonstrated Tumor Regression and Significantly Better Efficacy Compared to a Traditional PSMA-Targeted Cytotoxic ADC Anti-PSMA SMARCA2/4 DACs demonstrated robust target engagement and antigen-dependent efficacy in xenograft models while being well-tolerated These data highlight the potential of utilizing a SMARCA2/4 degrader payload to achieve maximal target degradation in tumors while sparing healthy tissues Precision ADCs have the potential to expand the therapeutic reach of SMARCA2/4 degraders to patients without SMARCA4 mutations 2024 Triple Meeting Update (A) SMARCA2/4 protein expression was analyzed in DAC PRA0002 and payload PRP0004-treated LNCaP tumors at the indicated time points following a single dose. Graphs are quantitation of western blots. (B) Weekly i.v. administration of PRA0002 was well-tolerated and demonstrated significant tumor growth inhibition (89%) of PSMA+ LNCaP tumors. (C) Weekly i.v. administration of PRA0002 did not induce significant tumor growth inhibition in PSMA- PC3 tumors, in comparison to PRP0004 which was efficacious, but caused mouse body weight loss and death (D) Weekly i.v. administration of PRA0009 demonstrated tumor regression and significantly better efficacy compared to a PSMA cytotoxic ADC (Rosopatamab-MC-MMAF, DAR2) in LNCaP tumors. Carter J.,. et al., 2024 EORTC, NCI, AACR Symposium Poster (http://www.preludetx.com/science/publications)

Highly Selective CDK9 Inhibitor PRT2527

Phase 1 Trial of PRT2527 in Hematologic Malignancies is Underway

Patient Population*	Dose Finding/Expansion	
Select R/R B-cell, T-cell and myeloid malignancies: Aggressive B-cell lymphoma subtypes, MCL, CLL/SLL including Richter syndrome, AML, and T-cell lymphoma subtypes	**Monotherapy PRT2527** →	**B-cell, T-cell, myeloid malignancies**
	PRT2527 Combinations →	**Lymphoid malignancies (combo with zanubrutinib)** **Myeloid malignancies (combo with venetoclax)**

Goal: Establish Initial PoC and Identify Mono and/or Combination Recommended Doses for Expansion

*R/R disease following: At least 1 prior systemic therapy for aggressive BCL subtypes, MCL and Richter's syndrome; At least 2 prior therapies including a BTK inhibitor and venetoclax for CLL.

ClinicalTrials.gov Identifier: NCT05159518

What to Expect in Q4 2024

Initial safety and tolerability data for monotherapy dose escalation cohorts in hematologic malignancies

Initial assessment of clinical activity in B-cell malignancies as monotherapy

Initial clinical data with zanubrutinib from combination cohort

33

Continued Execution Across Strategic Priorities

PROGRAM		EXPECTED DELIVERABLE	MILESTONE
Lead IV SMARCA2 Degrader	PRT3789	**Report interim Phase 1 clinical results in 2H 2024 (ESMO & ENA)**	*Complete*
		Initiate Phase 2 trial in combination with pembrolizumab	*Complete*
		Complete monotherapy escalation and fully enroll backfill cohorts	YE 2024
Oral SMARCA2 Degrader	PRT7732	Investigational New Drug (IND) authorization from FDA	*Complete*
		Initiate Phase 1 in patients with SMARCA4 mutations	*Complete*
		Report interim Phase 1 clinical results	**2025**
Selective CDK9 Inhibitor	PRT2527	Initiate zanubrutinib combination study	Complete
		Initiate myeloid cohort in the existing phase 1 study	Complete
		Complete monotherapy dose escalation in B-cell malignancies	2H 2024
		Report interim phase 1 clinical results in 2024	**Q4 2024**
Discovery Engine	Precision ADCs & Other	Advance next first-in-class, novel small molecule discovery candidate	2024
		Advance first SMARCA2/4 Precision ADC in partnership with AbCellera	2025
		Advance second Precision ADC program in partnership with AbCellera	2025

Cash, Cash Equivalents of $179.8 Million as of 6/30/2024

Prelude THERAPEUTICS 34

Thank You Contact Us: Robert Doody SVP, Investor Relations rdoody@preludetx.com

Highly Selective SMARCA2 Degrader Program Discovery Effort & Oral Degrader Program (PRT7732) Preclinical Rationale for Combinations (2024 EORTC-NCI-AACR Symposium Update) Current Treatment Paradigm & Testing Landscape Precision ADCs First Preclinical Proof-of-Concept Data Presented at 2024 EORTC-NCI-AACR Symposium Overview of Prelude’s Precision ADC Program and Next Steps CDK9 Program for Hematologic Malignancies (PRT2527) Background, Unmet Need and Scientific Rationale Early Clinical Safety and PK/PD Data from Phase I Study in Solid Tumors Interim Phase I Update Planned for Major Medical Meeting in Q4 2024 APPENDIX BOLD = New data included in Appendix with this update

When it Comes to Targeting SMARCA2, Degraders Offer Distinct Advantages Inhibitors Degraders Potency High Selectivity Extended PD Oral Bioavailability X X Early attempts at achieving both potency and selectivity with inhibitor approaches had challenges Inhibitors do not degrade the target and need to be dosed at levels that retain IC90 coverage continuously Degraders demonstrate sustained PD effect as it takes 48-72h for SMARCA2 to resynthesize

Selectively Targeting SMARCA2 Has Been a Significant Challenge for Industry

Selective SMARCA2 Inhibition is an Unmet Medicinal Chemistry Challenge


SMARCA2 (BRM)
BRK
SNF2-N
Helicase-C
Sn-AC
Bromodomain
SMARCA4 (BRG1)
BRK
SNF2-N
Helicase-C
Sn-AC
Bromodomain
ATPase domain

- **Bromodomain Binders**
  - Non-selective and inactive in SMARCA4 mutated cancer cells[1]
- **ATPase Inhibitors**
  - Inhibitors show low selectivity for SMARCA2 in cell proliferation assays (<10 fold[2] and ~33 fold[3])

Prelude's Targeted Protein Degradation (TPD) Approach


SMARCA4
SMARCA2
E2
E3 ligase
SMARCA4
Selective Degradation of SMARCA2

- **SMARCA2 Selective Degradation** is possible through differences in ternary complexes and subsequent ubiquitination of unique lysine residues

[1] Vangamudi et al, Cancer Res. **2015** (Pfizer); Taylor et al, J. Med. Chem **2022** (Genentech) [2] Papillon et al, J. Med. Chem **2018** (Novartis) [3] AACR **2024** (Foghorn/Lilly)

Prelude THERAPEUTICS 38

Prelude Scientists Solved the SMARCA2 Selectivity Enigma PRT3789 (IV or SC formulation) PRT7732 (Oral Candidate) Parallel VHL- and CRBN-based SMARCA2 Degrader Programs IV or SC Candidate - VHL-TPDs provided an expedited path to potential clinical development with QW dosing   Oral Candidate - CRBN-TPDs provided oral candidates, but required extensive lead optimization with balancing of potency, selectivity and oral PK properties Our lead IV and oral clinical candidates both have sub-nanomolar degradation potencies and very high selectivity (>1000 fold) for SMARCA2 over SMARCA4

Our SMARCA2 Oral Degrader Program Progressed Rapidly and Systematically

SMARCA2 HiBit DC_{50} & SMARCA4 Selectivity



Scatter Plot
Color: SMARCA2 SELECTIVITY
x ≤ 20
20 < x ≤ 200
x > 200
1000
100
10
1.0
0.1
SMARCA 2 HeLa HiBit DC50 (nM)
PRT7732
A
B
Program Progression

Note: Inactive & weakly potent compounds removed for clarity

Solving for potency, selectivity and oral bioavailability was a challenge

PRT7732: Lead Oral Candidate with >3000-fold Selectivity

A and B: Two additional structurally distinct oral back-up candidates

40

PRT7732: Our Lead Oral SMARCA2 Degrader

Tertiary Complex of SMARCA2/ PRT7732/CRBN-DDB1 E3 Ligase



ubiquitinated lysine
SMARCA2
PRT7732
CRBN
E3 ligase complex
DDB1

Shvartsbart, K. Ito et al., AACR Poster, April 2024. (http://www.preludetx.com/science/publications)

PRT7732 binds to the SMARCA2 bromodomain and CRBN/DDB1 E3 ligase complex

PRT7732 has been shown to catalyze the polyubiquitination of unique lysine residues expressed only in SMARCA2 and not SMARCA4

Unique conformational bias promotes selective ubiquitination and degradation of SMARCA2

41

PRT7732 is Highly Potent and Orally Bioavailable With Near-Absolute Selectivity for SMARCA2

Preclinical Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold*



SMARCA2
SMARCA4
% Protein
120
100
80
60
40
20
0
10^{-2}
10^{-1}
10^{0}
10^{1}
10^{2}
10^{3}
10^{4}
PRT7732 (nM)

* Based on highest concentration tested

Shvartsbart, K. Ito et al., AACR Poster, April 2024. (http://www.preludetx.com/science/publications)

Sub-nanomolar SMARCA2 degradation potency

Near-absolute cellular selectivity for SMARCA2 vs SMARCA4 (>3000 fold) in HiBit cell lines and >1000-fold in cell proliferation assays

Good oral bioavailability observed across species supporting once-daily projected human dose

42

PRT7732 Has Significant Anti-Tumor Activity in SMARCA4-Deficient Cancer Xenograft Models Daily oral administration of PRT7732 demonstrates anti-tumor activity in SMARCA4-deficient but not SMARCA4 wild type tumors PRT7732 rapidly decreases SMARCA2 protein levels in tumor xenograft models at low doses Preclinical data supported advancing PRT7732 to Phase I with once-daily dosing Shvartsbart, K. Ito et al., AACR Poster, April 2024. (http://www.preludetx.com/science/publications)

PRT3789 Demonstrates Potential for Synergy with Chemotherapy and Apoptosis-Inducing Agents AACR 2022, 2023 Posters (http://www.preludetx.com/science/publications) BUB1B, CCNA2/B2, CDC25C, CDK1/2, CHEK1/2 FEN1, LIG1, MCM, PCNA, POLA1/2, POLD1/2/3, POLE/2/3 Docetaxel Gemcitabine Several oncogenic gene sets regulated by PRT3789 Supports combination strategies with both cytotoxic and apoptosis-inducing agents (e.g., RAS) In vivo CDX models show strong tumor regression in combination with gemcitabine or docetaxel

PRT3789 + Taxanes Induce Durable Regressions in SMARCA4-mutated NSCLC CDX & PDX Models Hulse M., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications) PRT3789 enhances chemotherapy efficacy as shown in NSCLC models with SMARCA4 mutations, including both cell line-derived and patient-derived xenografts PRT3789 significantly improved the efficacy of standard-of-care taxane chemotherapy agents (docetaxel or nab-paclitaxel) 2024 Triple Meeting Update

Preclinical PK/PD Data Shows No Adverse Drug-Drug Interaction Between PRT3789 and Taxanes PRT3789 treatment results in complete degradation of SMARCA2 protein as both monotherapy and in combination with docetaxel Taxanes do not interfere with the SMARCA2 degradation induced by PRT3789 in vivo PK analysis of mouse plasma reveals no adverse drug-drug interactions (DDIs) between PRT3789 and docetaxel Exposure of docetaxel is not affected by combination with PRT3789 2024 Triple Meeting Update Hulse M., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

PRT3789 and Docetaxel Regulate Distinct Pathways Involved in Tumor Cell Growth and Apoptosis 2024 Triple Meeting Update Hulse M., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

PRT3789 Counteracts Docetaxel-Induced Cell Cycle Activation, Resulting in Enhanced Efficacy of the Combination

2024 Triple Meeting Update



A
PRT3789
vs
Vehicle
B
Docetaxel
vs
Vehicle
C
PRT3789 + Docetaxel
vs
Vehicle
-log10 (adjusted p-value)
log2 fold change
Significanty decreased genes
Significanty increased genes
Decreased genes
Increased genes
E2F
G2M
Enrichment score
Ranked genes
Genes higher expressed in PRT3789
Genes higher expressed in vehicle
Genes higher expressed in Docetaxel
Genes higher expressed in vehicle
Top Enriched Gene Sets
P53 pathway
mitotic spindle
G2M checkpoint
mTORC1 signaling
E2F targets
estrogen response early
MYC targets V1
Normalized Enrichement Score
PRT3789
Docetaxel
Docetaxel + PRT3789

Differential expression analysis was performed comparing the groups: **(A)** PRT3789 vs Vehicle, **(B)** docetaxel vs Vehicle, **(C)** PRT3789+ docetaxel vs Vehicle. Differential expression analysis was performed with the DESeq2 R package[6] and Log_2 fold change was calculated for the above comparisons. Volcano plots showing the log_2 fold change of each gene on the x-axis and the $-log_{10}$(adjusted p-value) on the y-axis.

The sign(log_2 fold change) * $-log_{10}$(p-value) from the above differential expression comparisons was used to rank genes. Hallmarks gene set collection from the Molecular Signatures Database (MSigDB)[7,8] was curated using the msigdbr R package[9].

Analysis performed using Pluto (https://pluto.bio).

Hulse M., *et al.*, 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

48

PRT3789 and Docetaxel Combination Induces a Dual G1 and G2/M Arrest and Enhances Apoptosis in SMARCA4-*deleted* Cells

2024 Triple Meeting Update



A
NCI-H838 48h Cell Cycle
Live single cells (%)
PRT3789
Docetaxel
0
50
100
-
4 nM
20 nM
100 nM
0.4 nM
B
Calu6 48h Cell Cycle
1.2 nM
G1
G2/M
S
C
HT1080 SMARCA4 -/-
Apoptosis
D
HT1080 SMARCA4 WT
Cells (%)
75
25
Early Apoptotic
Late Apoptotic
Necrotic

Cell cycle analysis was performed using the Invitrogen™ Click-iT™ EdU Pacific Blue™ Flow Cytometry Assay Kit on the SMARCA4-del NSCLC cell line NCI-H838 **(A)** and the SMARCA4-WT NSCLC cell line Calu-6 **(B)** following 48 hr PRT3789 and/or docetaxel for treatment. The isogenic SMARCA4 KO **(C)** and SMARCA4 WT **(D)** HT1080 cell lines were dosed with PRT3789 and/or docetaxel for 48 hrs. The Pacific Blue™ Annexin V/SYTOX™ AADvanced™ Apoptosis Kit was used to determine the apoptotic cell population. Early apoptotic cells were defined as SYTOX-/annexin V+. Late apoptotic cells were defined as SYTOX+/annexin V+.

Hulse M., *et al.*, 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Prelude THERAPEUTICS

49

PRT7732 Also Shows High Potential for Synergy With Other Common Anti-Cancer Agents Oral daily administration of PRT7732 in combination with nab-paclitaxel induces tumor regressions in murine tumor xenograft models Shvartsbart, K. Ito et al., AACR Poster, April 2024. (http://www.preludetx.com/science/publications)

SMARCA2 Degraders May Also Help to Potentiate PD1/PDL1 Immunotherapy Confidential Add figure Increased antigen processing “Turning Cold Tumors Hot?” In SMARCA4-deficient cancer cell lines, SMARCA2 degradation… + SMARCA2 Degrader Upregulates antigen processing and presentation machinery Increases cytokine production Promotes T-cell activity and accelerates tumor cell killing Induces presentation of unique MHC-I peptide Increased IFN-γ production Increased T cell activity Anti-PD1 checkpoint blockade

Preclinical Data for PRT3789 Support Rationale for Anti-PD1 Combination Fluorescently labeled tumor cells + PRT3789 + T-cells + T-cells + PRT3789 SMARCA2 Degrader + Anti-PD1 Demonstrates Tumor Regression In Vivo PRT3789 Increases IFN-g Levels in Combination with anti-PD1 In Vitro PRT3789 Upregulates Genes for Antigen Processing and Presentation PRT3789 Promotes T-cell mediated Tumor Cell Killing In Vitro TAP1/2, HLA-A/C/G/F, B2M Anti-PD1 ENA 2023 Poster (http://www.preludetx.com/science/publications); Data on file

Prelude Has Initiated a Phase 2 Combination Study of PRT3789 + Pembrolizumab PRT3789 upregulates genes encoding antigen processing and presentation machinery Trial will explore safety and anti-tumor activity of the combination Preclinical evidence provides rationale for enhanced efficacy with PRT3789 and anti-PD1 therapy combination KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

Majority of Advanced NSCLC Patients Are Treated with Chemoimmunotherapy


Advanced NSCLC Diagnosis
(Stage IIIB or IV)
Actionable Mutation Identified
No Actionable Mutation Identified
EGFR
ALK
KRAS, MET, ERBB2, BRAF, ROS, RET, Others
PDL1 > 50%
ICI +/- Chemo
PDL1 < 50%
Chemoimmunotherapy

Note: Simplified schematic based on current ESMO and NCCN Clinical Practice Guidelines and current clinical experience; could include combination treatments with bevacizumab, pemetrexed, nab-paclitaxel and others

Prelude THERAPEUTICS

54

SMARCA2 Degraders Have Potential to Expand Precision Medicine Access for NSCLC Patients Percent of Total Advanced NSCLC Patients Treated (FUTURE STATE) MET, ERBB2, BRAF, ROS, RET, Others EGFR ALK KRAS SMARCA Chemo +/- Immunotherapy Precision Medicines ILLUSTRATIVE Potentially more patients than ALK, MET, BRAF, ROS and RET combined 1 1 Based on mutational prevalence; Source for current relative patient share: Datamonitor 2023 Lung Cancer Report Reinforces need for comprehensive genomic profiling More patients tested = More patients eligible SMARCA4 mutations already included on most commonly used commercial NGS testing panels

Highly Selective SMARCA2 Degrader Program Discovery Effort & Oral Degrader Program (PRT7732) Preclinical Rationale for Combinations (2024 EORTC-NCI-AACR Symposium Update) Current Treatment Paradigm & Testing Landscape Precision ADCs First Preclinical Proof-of-Concept Data Presented at 2024 EORTC-NCI-AACR Symposium Overview of Prelude’s Precision ADC Program and Next Steps CDK9 Program for Hematologic Malignancies (PRT2527) Background, Unmet Need and Scientific Rationale Early Clinical Safety and PK/PD Data from Phase I Study in Solid Tumors Interim Phase I Update Planned for Major Medical Meeting in Q4 2024 APPENDIX BOLD = New data included in Appendix with this update

Approved ADCs possess payloads with similar mechanisms of action to conventional chemotherapy such as Monomethyl Auristatin E (MMAE) Novel payloads may allow targeting of previously intractable biological pathways (e.g., SMARCA2/4) Novel payloads may open the ADC modality to other cancers that do not currently benefit from targeted therapies Need for Payload Diversification is an Emerging Theme for Next Generation ADCs in the Clinic

Prelude’s Precision ADCs are Designed to Improve the Therapeutic Index Over Traditional ADCs ADC Precision ADC Potency Antibody Selectivity Payload Selectivity PD Marker for Payload Therapeutic Index X Payload Selectivity Highly potent and cell line selective targeted protein degrader Antibody Selectivity Highly selectively antibody that targets cancers that are sensitive to our payload Precision ADC Potential for enhanced potency and selectivity of antibody and payload to improve both efficacy and therapeutic index X X X =

Together, Prelude and AbCellera are Creating Novel, First-in-Class Precision ADCs Multi-year global collaboration to jointly discover, develop and commercialize novel Precision ADCs for up to five programs AbCellera will lead manufacturing activities Prelude will lead clinical development and global commercialization (AbCellera co-promote option) Expertise in chemistry and biology of targeted protein degradation and clinical development capabilities Expertise in antibody discovery, engineering and manufacturing capabilities +

Framework for Precision ADC Differentiation Antibody Differentiation Off-the-shelf / approved mABs Novel, differentiated, highly engineered mABs Payload-Linker Differentiation Non-selective cytotoxin (e.g., DM1, MMAE) Traditional ADCs Precision ADCs Traditional ADCs deliver highly potent and broadly cytotoxic payloads to cells expressing selected cell surface antigens Molecularly targeted degrader “Targeted Times Two” or “Precision2” Key attributes to optimize : Payload selectivity to cancer types highly sensitive to mechanism of action (MOA) Payload potency, selectivity, and half-life to further limit off-target toxicities Linker stability / cleavability Additional patient selection factors based on payload characteristics Key attributes to optimize: Antigen selectivity and binding characteristics Internalization DAR (Drug-Antibody Ratio)

SMARCA2/4 Degrader Payload (PRP0004) Induces Apoptosis and Regulates the Expression of Key Oncoprotein Drivers in Prostate Cancer Cells Triple Meeting Update Prostate cancer was amongst the most sensitive cell lines to SMARCA2/4 degradation rationalizing the use of PSMA-targeting antibodies for further proof-of-concept studies SMARCA2/4 degradation downregulates the expression of several key oncoprotein drivers in prostate cancer cell lines Selective induction of apoptosis in prostate cancer cell lines with a novel payload could lead to an improved therapeutic index Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

SMARCA2/4 Degrader Payload (PRP0004) Administered On Its Own Induces Tumor Regressions in Prostate Cancer Models, But With a Narrow Therapeutic Index Triple Meeting Update On its own, payload PRP0004 demonstrated dose-dependent tumor growth inhibition in human prostate cancer CDX models However, as anticipated, at higher doses, PRP0004 induced tumor regressions but was limited by a narrow therapeutic index Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Anti-PSMA SMARCA2/4 DACs Demonstrate Robust and Significant Antigen-Selective Tumor Growth Inhibition Anti-PSMA SMARCA2/4 DACs were well tolerated and demonstrated robust target engagement and antigen-dependent efficacy in xenograft models These data highlight the potential of utilizing a SMARCA2/4 degrader payload to achieve maximal target degradation in tumors while sparing healthy tissues Precision ADCs have the potential to expand the therapeutic reach of SMARCA2/4 degraders to patients without SMARCA4 mutations 2024 Triple Meeting Update Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Degrader Antibody Conjugates (DACs) represent a new frontier in advancing the scientific and clinical potential of antibody drug conjugates (ADCs) Prelude is developing DACs with potent SMARCA2/4 dual degraders as payloads on tumor specific antibodies to achieve maximal target degradation in tumors and spare healthy tissues SMARCA2 and SMARCA4 are the core catalytic subunits of SWI/SNF complexes and play a key role in controlling chromatin remodeling and gene expression Targeting SWI/SNF complexes with targeted protein degraders demonstrates robust anti-tumor activity Because either SMARCA2 or SMARCA4 is necessary for normal cellular functions, maximal suppression of both SMARCA2/4 proteins simultaneously is unlikely to be tolerated Prelude’s SMARCA2/4 dual degraders have shown picomolar potency with potential for increased efficacy, selectivity and a broader therapeutic index leading to a differentiated safety profile Preclinical proof-of-concept has now been presented with novel, highly potent SMARCA2/4 dual degraders conjugated as a “Precision Payloads” to multiple antibodies (PSMA, CEACAM5, TROP-2, C-MET, CD33) DACs expand the reach of SMARCA degrader technology to cancers without SMARCA4 mutations Work is underway to advance first-in-class DAC development candidates from the program and expand our portfolio of novel degrader payloads Overview of Prelude’s Precision ADC Program and Next Steps Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Highly Selective SMARCA2 Degrader Program Discovery Effort & Oral Degrader Program (PRT7732) Preclinical Rationale for Combinations (2024 EORTC-NCI-AACR Symposium Update) Current Treatment Paradigm & Testing Landscape Precision ADCs First Preclinical Proof-of-Concept Data Presented at 2024 EORTC-NCI-AACR Symposium Overview of Prelude’s Precision ADC Program and Next Steps CDK9 Program for Hematologic Malignancies (PRT2527) Background, Unmet Need and Scientific Rationale Early Clinical Safety and PK/PD Data from Phase I Study in Solid Tumors Interim Phase I Update Planned for Major Medical Meeting in Q4 2024 APPENDIX BOLD = New data included in Appendix with this update

Source: 1) Maiti A et al. Haematologica 2021. https://doi.org/10.3324/haematol.2020.252569 2) Lew TE et al. Blood Advances 2021. https://doi.org/10.1182/bloodadvances.2021005083 Patients with Hematologic Malignancies Refractory to Current Treatments Experience Poor Outcomes After SoC (venetoclax + HMA), AML patients ineligible for intensive therapy have very poor outcomes (mOS of 2.4 months) Double class (BTKi and BCL2i) resistant CLL is another population with high unmet need (mOS of 3-5 months) Median OS 3.6 months (1) AML (2) CLL

CDK9 Inhibition Targets Two Major Validated Pathways (MYC and MCL-1) CDK9 is the primary transcriptional regulator of a major oncogene MYC and an apoptosis inducer MCL-1 Dysregulated pathways involving MYC and MCL-1 drive pathogenesis and resistance in hematologic cancers including lymphoid and myeloid cancers Prior CDK9i therapies have shown significant GI toxicity, likely driven by poor selectivity across the kinome

PRT2527 is a Potent, Highly Selective CDK9 Inhibitor That Depletes MCL-1 and MYC Highly Isoform Selective CDK9 Inhibitor Compound PRT2527 Biochemical* IC50 (nM) CDK9 0.95 Proliferation* IC50 (nM) 18 Plasma* IC50 (nM) 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 73x CDK2 340x CDK3 35x CDK4 250x CDK5 >1000x CDK6 >1000x CDK7 >1000x >100x 10 -100x PRT2527 177 Assays tested 3 Interactions Mapped S-Score(35) = 0.02 PRT2527 Treatment Depletes MCL-1 and MYC Proteins Highly Selective in Kinome pSer2RNAP2 MCL-1 C-MYC C-Cas3 Actin MV4-11 cell line *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay ASH 2022 Presentation (https://www.preludetx.com/science/publications)

PRT2527 is Highly Efficacious In Vivo in Models of Hematologic Malignancies Monotherapy Karpas-422 (Double Hit DLBCL) MV4-11 (AML) Combination TMD-8 (ABC DLBCL) OCI-AML3 (VenR AML) ASH 2022 Presentation (https://www.preludetx.com/science/publications); Data on file

Initial Phase 1 Study of PRT2527 in Solid Tumors Evaluated Both Safety and PK/PD Properties

PRT2527-Associated Inhibition of CDK9 Transcriptional Targets MYC (A), MCL1 (B) in PBMCs


A
B
Mean fold-change (±SEM) relative to pre-dose
Time since PRT2527 administration (hours)
3 mg/m² (n=3)
6 mg/m² (n=3)
12 mg/m² (n=3)
15 mg/m² (n=14)
18 mg/m² (n=6)

Note: The dotted line represents pre-dose baseline levels.

Source: Patel, MR et al., AACR-NCI-EORTC 2023, Poster C164 (http://www.preludetx.com/science/publications)

ClinicalTrials.gov Identifier: NCT05159518

Favorable tolerability with manageable neutropenia and absence of significant gastrointestinal events or hepatotoxicity

Dose-dependent downregulation of CDK9 transcriptional targets – MYC and MCL-1 mRNA expression in PBMCs isolated from treated patients

12 mg/m^2 QW dosing and higher showed optimal target inhibition

Overall safety profile observed in this study supported further development of PRT2527 in hematologic malignancies (NCT05665530)

70

Thank You Contact Us: Robert Doody SVP, Investor Relations rdoody@preludetx.com